UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2022

MORNINGSTAR, INC.

(Exact name of registrant as specified in its charter)

Illinois	000-51280	36-3297908
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)

22 West Washington Street
Chicago, Illinois	60602
(Address of principal executive offices)	(Zip Code)

(312) 696-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, no par value	MORN	The Nasdaq Stock Market LLC

Item 7.01. Regulation FD Disclosure.

The following information is included in this Current Report on Form 8-K as a result of Morningstar, Inc.’s policy regarding public disclosure of corporate information. Answers to additional inquiries, if any, that comply with this policy are scheduled to become available around March 18, 2022.

Caution Concerning Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements as that term is used in the Private Securities Litigation Reform Act of 1995. These statements are based on our current expectations about future events or future financial performance. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, and often contain words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “prospects,” or “continue.” These statements involve known and unknown risks and uncertainties that may cause the events we discuss not to occur or to differ significantly from what we expect. For us, these risks and uncertainties include, among others,

•	failing to maintain and protect our brand, independence, and reputation;

•	liability for any losses that result from an actual or claimed breach of our fiduciary duties or failure to comply with applicable securities laws;

•	liability related to cybersecurity and the protection of confidential information, including personal information about individuals;

•	compliance failures, regulatory action, or changes in laws applicable to our credit ratings operations, or our investment advisory, ESG and index businesses;

•	prolonged volatility or downturns affecting the financial sector, global financial markets, and global economy and its effect on our revenue from asset-based fees and credit ratings business;

•	the impact of the current COVID-19 pandemic and government actions in response thereto on our business, financial condition, and results of operations;

•	inadequacy of our operational risk management and business continuity programs in the event of a material disruptive event;

•	failing to respond to technological change, keep pace with new technology developments, or adopt a successful technology strategy;

•	failing to differentiate our products and services and continuously create innovative, proprietary and insightful financial technology solutions;

•	liability relating to the information and data we collect, store, use, create and distribute or the reports that we publish or are produced by our software products;

•	trends in the financial services industry, including fee compression within the asset and wealth management sectors and increased industry consolidation;

•	an outage of our database, technology-based products and services, or network facilities or the movement of parts of our technology and data infrastructure to the public cloud and other outsourced providers;

•	the failure of acquisitions and other investments to be efficiently integrated and produce the results we anticipate;

•	the failure to recruit, develop, and retain qualified employees;

•	challenges faced by our non-U.S. operations, including the concentration of data and development work at our offshore facilities in China and India;

•	our indebtedness could adversely affect our cash flows and financial flexibility; and

•	the failure to protect our intellectual property rights or claims of intellectual property infringement against us.

Investor Questions and Answers: February 18, 2022

We encourage current shareholders, potential shareholders, and other interested parties to send questions to us in writing and we make written responses available on a regular basis. The following answers respond to selected questions received through February 4, 2022. We retain the discretion to combine answers for duplicate or similar questions into one comprehensive response.

If you would like to submit a question, please send an e-mail to investors@morningstar.com or write to us at the following address:

Morningstar, Inc.

Investor Relations

22 W. Washington St.

Chicago, IL 60602

Investment Management

1.)	Could you please explain your rationale for the MORN reorganization involving Wealth Management led by Daniel Needham? How will this initiative involve Managed Portfolios, Retail (Morningstar.com), Direct Indexing, and ByAllAccounts? How do you plan to address the direct indexing market?

Changing investor demographics and preferences, advancing technological capabilities, and increasing investment options are all significantly impacting our advisor client segment. Empowering investor success is always at the core of our decision-making and our intent to bring together these capabilities is all about removing friction and making it easier for advisors to respond to evolving end investor expectations. By launching Morningstar Wealth Management with the combined solution-set of Morningstar Managed Portfolios, Morningstar Office, ByAllAccounts, and Morningstar.com we feel we are doing just that. Candidly, we’ve talked about doing this internally for a while now.

In 2020, we began executing this initiative by bringing Morningstar Investment Management together with Office and ByAllAccounts to enhance practice management workflows so that advisors could increase their focus on delivering great financial advice. We’ve observed that independent advisors, in particular, favor “all-in-one" technology platforms that include practice, portfolio, and investment management/execution. By doing so, they can scale their practices quickly, and for those who are breaking away from a wirehouse, it’s an easy way to transition their businesses.

We plan to launch direct indexing capabilities through Morningstar Wealth Management’s turnkey asset management platform (TAMP) later in 2022, tapping into capabilities delivered through Morningstar Indexes and Sustainalytics. We feel that we have an opportunity to deliver a uniquely personalized solution to advisors and their clients that will shine a light on the interplay between financial planning and investment management. All in, we’re excited about delivering a friction-free, comprehensive platform that will empower advisors to create value for the end investors they serve. In turn, we anticipate that this will be a significant driver of growth for Morningstar in the years ahead.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORNINGSTAR, INC.

Date: February 18, 2022	By:	/s/ Jason Dubinsky
Jason Dubinsky
Chief Financial Officer